EXHIBIT 23.1



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Nortek, Inc.:

         As   independent  public  accountants,  we  hereby  consent  to  the incorporation of our report dated February 12, 1997, included in this Form 10-

K,  into  the Company's previously filed Registration Statements on Form  S-8

(File Nos. 33-22527 and 33-47897).



            /s/Arthur Andersen LLP
            ----------------------
            ARTHUR ANDERSEN LLP


Boston, Massachusetts,
February 18, 1996